Exhibit 10.21

AMENDMENT TO

CONFIRMATION

BETWEEN

CANADIAN IMPERIAL BANK OF COMMERCE

AND

MAX RE LTD.

Effective as of February 28,2007

February 28, 2007	Canadian Imperial Bank of Commerce Bill Vuong Telephone: 416-956-6918 Facsimile: 416-594-8224

Max Re Ltd.

Attention: Keith S. Hynes/N. James Tees

Telephone: (441) 296-8800

Facsimile: (441) 296-8811

Gentlemen:

This letter (this “Amendment”) amends, effective as of February 28, 2007 (the “Amendment Effective Date”), the Confirmation dated November 9,2004, Reference # NY OT00146 (as amended by that certain Amendment to Confirmation dated February 28, 2005, the “Confirmation”) regarding the total return swap transaction between Canadian Imperial Bank of Commerce (“CIBC’) and Max Re Ltd. (“Counterparty”), a copy of which is attached hereto as Annex A. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Confirmation. All references in the Confirmation to the “Confirmation” shall, from and after the Amendment Effective Date, be deemed to mean the Confirmation, as amended by this Amendment.

1.	Amendments.

The Confirmation is hereby amended as follows:

(a)	Section 2 of the Confirmation is amended by deleting and replacing the definition of “Termination Date” under the heading “GENERAL TERMS” with the following:

“Termination Date:	February 28,2010, subject to adjustment in accordance with the Modified Following Business Day Convention.”

(b)	Section 2 of the Confirmation is amended by deleting and replacing the definition of “Number of Shares” under the heading “EQUITY AMOUNTS PAYABLE BY CIBC” with the following:

“Number of Shares:	143,952 Shares, subject to adjustment as provided under the headings ‘ADJUSTMENTS’ and ‘MANDATORY REDEMPTIONS’.”

(c)	Section 2 of the Confirmation is amended by deleting and replacing the definition of “Maximum Notional Amount” under the heading “EQUITY AMOUNTS PAYABLE BY CIBC” with the following:

“Maximum Notional Amount:	USD 300,000,000.”

(d)	Section 2 of the Confirmation is amended by deleting and replacing the definition of “Equity Notional Amount” under the heading “EQUITY AMOUNTS PAYABLE BY CIBC” with the following:

“Equity Notional Amount:	Initially, the product of (a) the Number of Shares

and (b) the Unit NAV as of the last Quarterly Valuation Date prior to the Amendment Effective Date, subject to adjustment on each Quarterly Valuation Date and Mandatory Redemption Date so that the Equity Notional Amount equals the Capped Equity Value on such Quarterly Valuation Date and Mandatory Redemption Date subject to adjustment as provided below under the heading ‘ADJUSTMENTS’.”

(e) Section 8 of the Confirmation is amended by deleting and replacing the subsection named “Optional Early Termination” under the heading “OTHER PROVISIONS” with the following:

“Automatic Early Termination:	If the Purchase Date, as defined in the Liquidity Agreement dated as of February 18, 2003 (as may be amended from time to time, the “Liquidity Agreement”), by and among the Counterparty, CIBC and the Credit Support Provider, is accelerated in accordance with Section 2.3 of the Liquidity Agreement, the Transaction shall terminate in whole, but not in part, and the accelerated Purchase Date shall be deemed the Termination Date.”

2.	Representations and Warranties.

Each of the parties to this Amendment hereby represents that it is duly authorized and empowered to execute, deliver and perform this Amendment and that such action does not conflict with or violate any provision of law, rule or regulation, contract, deed of trust, or other instrument to which it is a party or to which any of its property is subject, and that this Amendment is a valid and binding obligation of such party, enforceable against it in accordance with its terms.

3.	Notices.

Any communications or notices provided for in this Amendment shall be sent to CIBC and Counterparty in writing to the addresses and in the manner set forth in the Schedule to the ISDA Master Agreement, dated as of February 18, 2003, as amended, which was entered between the Parties hereto and to which the Confirmation is subject (the “Schedule”), or to such other addresses as the parties may direct by written notice under the Schedule.

4.	Counterparts.

This Amendment may be executed in any number of counterparts, all of which taken together and when delivered to the other party shall constitute one and the same instrument.

5.	Headings.

Headings are inserted for convenience and shall not by themselves determine the interpretation of this Amendment.

6.	No Other Amendments.

Except as set forth herein, the Confirmation remains in full force and effect.

7.	Governing Law

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to the choice of law doctrine.

[Signature page follows]

Kindly confirm that this Amendment accurately reflects our entire understanding by signing and returning a counterpart of this letter.

Very truly yours,

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Georgia Grigor-Brown
Name: Title:

Confirmed as of the Amendment Effective Date:

MAX RE LTD.

By:
Name: Title:

Kindly confirm that this Amendment accurately reflects our entire understanding by signing and returning a counterpart of this letter.

Very truly yours,

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name: Title:

Confirmed as of the Amendment Effective Date:

MAX RE LTD.

By:	/s/ Keith S Hynes
Name: Keith S Hynes Title: EVP & CFO

ANNEX A

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